As filed with the Securities and Exchange Commission on July 31, 2008

1933 Act Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐     Pre-Effective Amendment No.

☐    Post-Effective Amendment No.

PHOENIX OPPORTUNITIES TRUST

(Phoenix Foreign Opportunities Fund)

[Exact Name of Registrant as Specified in Charter]

Area Code and Telephone Number: (800) 243-1574

101 Munson Street

Greenfield, Massachusetts 01301

(Address of Principal Executive Offices)

Kevin J. Carr, Esq.

Counsel

Phoenix Life Insurance Company

One American Row

Hartford, Connecticut 06102-5056

(Name and Address of Agent for Service)

Copies of All Correspondence to:

Robert N. Hickey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Shares of beneficial interest, $1.00 par value per share.

The Registrant has registered an indefinite amount of securities of its Phoenix Foreign Opportunities Fund under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant’s fiscal year ended September 30, 2007 was filed with the Commission on or about October 28, 2007.

It is proposed that this filing will become effective on August 30, 2008 pursuant to Rule 488 of the Securities Act of 1933.

September     , 2008

Dear Shareholder:

The Board of Trustees of Phoenix Opportunities Trust (the “Trust”) has approved the reorganization of Phoenix International Strategies Fund (“International Strategies”), a series of the Trust, into Phoenix Foreign Opportunities Fund (“Foreign Opportunities”), a separate series of the Trust. Foreign Opportunities’ investment objective and investment strategies are similar to those of International Strategies. The reorganization is expected to be completed on or about September 12, 2008. Once the reorganization is completed, you will become a shareholder of Foreign Opportunities and will receive shares of the corresponding class of Foreign Opportunities with an aggregate net asset value equal to the aggregate net asset value of your investment in International Strategies. No sales charge will be imposed in connection with the reorganization. International Strategies will pay all costs of the reorganization.

The Board of Trustees of the Trust believes that the reorganization offers you the opportunity to pursue your investment goals in a larger fund with a stronger performance history. The Board of Trustees has carefully considered and has unanimously approved the reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of International Strategies and its shareholders.

You are not being asked to vote on, or take any other action in connection with, the reorganization.

If you have any questions, please call (800) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, and Friday until 5:00 p.m.

Sincerely,

George R. Aylward

President, Phoenix Funds

Phoenix Investment Partners, Ltd.
56 Prospect Street
P. O. Box 150480	860.403.5000 Phone
Hartford, CT 06115-0480	PhoenixFunds.com

Mutual Funds distributed by Phoenix Equity Planning Corporation

ACQUISITION OF ASSETS OF

PHOENIX INTERNATIONAL STRATEGIES FUND

a series of

Phoenix Opportunities Trust

c/o Phoenix Equity Planning Corporation

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

BY AND IN EXCHANGE FOR SHARES OF

PHOENIX FOREIGN OPPORTUNITIES FUND

a series of

Phoenix Opportunities Trust

c/o Phoenix Equity Planning Corporation

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

PROSPECTUS/INFORMATION STATEMENT

DATED SEPTEMBER     , 2008

This Prospectus/Information Statement is being furnished in connection with the reorganization of Phoenix International Strategies Fund (“International Strategies”), a series of Phoenix Opportunities Trust (the “Trust”), into the Phoenix Foreign Opportunities Fund (“Foreign Opportunities”), a separate series of the Trust. This Prospectus/Information Statement is being mailed on or about September 15, 2008.

THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/ INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

GENERAL

The Board of Trustees of the Trust has approved the reorganization of International Strategies into Foreign Opportunities. International Strategies and Foreign Opportunities are sometimes referred to respectively in this Prospectus/Information Statement individually as a “Fund” and collectively as the “Funds.”

In the reorganization, all of the assets of International Strategies will be acquired by Foreign Opportunities in exchange for Class A and Class C shares of Foreign Opportunities, and Foreign Opportunities will assume all of the liabilities of International Strategies (the “Reorganization”). As of August 29, 2008, all Class B shares of International Strategies were converted to Class A shares. Class A and Class C shares of Foreign Opportunities will be distributed pro rata to each shareholder of International Strategies, in liquidation of International Strategies, and International Strategies will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Foreign Opportunities which have an aggregate net asset value equal to the aggregate net asset value of your shares of International Strategies.

International Strategies is a diversified series of the Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Foreign Opportunities is a separate diversified series of the Trust. The investment objective of International Strategies is similar to that of Foreign Opportunities, as follows:

Fund	Investment Objective

International Strategies	High total return consistent with reasonable risk.

Foreign Opportunities	Long-term capital appreciation.

The investment strategies for International Strategies are similar to those for Foreign Opportunities. However, there are some differences. Under normal circumstances, at least 80% of each Fund’s assets are invested in foreign equity securities, including issuers in emerging markets countries. While Foreign Opportunities emphasizes companies of medium to large capitalization, International Strategies may invest in companies of any capitalization and as of December 31, 2007, was invested in issuers with market capitalizations ranging from $407.7 million to $233.4 billion. As of December 31, 2007, Foreign Opportunities was invested in issuers with market capitalizations ranging from $1.8 billion to $180.5 billion. Additionally, Foreign Opportunities emphasizes value investing while International Strategies emphasizes a combination of value investing and growth investing. Also, Foreign Opportunities invests most of its assets in equity securities of issuers in developed countries, but diversifies by country and industry in an attempt to reduce risk. Although, International Strategies generally diversifies its investments among countries, it may have more than 25% of its assets invested in any major industrial or developed country.

This Prospectus/Information Statement explains concisely the information about Foreign Opportunities that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about International Strategies:	How to Obtain this Information:

Prospectus of the Trust relating to International Strategies, dated January 31, 2008, as supplemented

Statement of Additional Information of the Trust dated January 31, 2008, as supplemented

Annual Report of the Trust relating to International Strategies for the fiscal year ended September 30, 2007

Semi-Annual Report of the Trust relating to International Strategies for the six month period ended March 31, 2008

Copies are available upon request and without charge if you:

•        Visit www.PhoenixFunds.com on the internet; or

•        Write to Phoenix Equity Planning Corporation, One American Row, P.O. Box 150480, Hartford, CT 06115-0480; or

•        Call (800) 243-1574 toll-free.

Information about Foreign Opportunities:	How to Obtain this Information:

Prospectus of the Trust relating to Foreign Opportunities, dated January 31, 2008, as supplemented, which accompanies this Prospectus/Information Statement

Statement of Additional Information of the Trust dated January 31, 2008, as supplemented

Annual Report of the Trust relating to Foreign Opportunities for the fiscal year ended September 30, 2007

Semi-Annual Report of the Trust relating to Foreign Opportunities for the six month period ended March 31, 2008

Copies are available upon request and without charge if you:

•        Visit www.PhoenixFunds.com on the internet; or

•        Write to Phoenix Equity Planning Corporation, One American Row,
P.O. Box 150480, Hartford,
CT 06115-0480; or

•        Call (800) 243-1574 toll-free

Information about the Reorganization:	How to Obtain this Information:

Statement of Additional Information dated September 2, 2008, which relates to this Prospectus/Information Statement and the Reorganization

Copies are available upon request and without charge if you:

•        Write to Phoenix Equity Planning Corporation, One American Row,
P.O. Box 150480, Hartford,
CT 06115-0480; or

•        Call (800) 243-1574 toll-free

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to both International Strategies and Foreign Opportunities is contained in the Prospectus of the Trust dated January 31, 2008 (SEC File No. 811-07455) and is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) The Statement of Additional Information dated September     , 2008 relating to this Prospectus/Information Statement and the Reorganization, which incorporates by reference the financial statements of the Trust relating to both International Strategies and Foreign Opportunities for the fiscal year ended September 30, 2007, and the six month period ended March 31, 2008, is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in Foreign Opportunities:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE

REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS

IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS

ENTIRE PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBIT.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectus and Statement of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Information Statement as Exhibit A.

Why is the Reorganization occurring?

The proposed Reorganization will allow shareholders of International Strategies to own a fund that is similar in style and objective, but has a greater amount of assets. Performance of Foreign Opportunities for the year-to-date and for the one-, five-, and ten-year periods ended December 31, 2007 has exceeded that of International Strategies. Total fund operating expenses for Foreign Opportunities are lower than the total fund operating expenses for International Strategies.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the transfer in-kind of all of the assets of International Strategies to Foreign Opportunities in exchange for Class A and Class C shares of Foreign Opportunities;

•	the assumption by Foreign Opportunities of all of the liabilities of International Strategies;

•	the liquidation of International Strategies by the distribution of Class A and Class C shares of Foreign Opportunities to International Strategies’ shareholders; and

•	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about September 12, 2008.

After the Reorganization, what shares of Foreign Opportunities will I own?

If you own Class A or Class C shares of International Strategies, you will own Class A or Class C shares, respectively, of Foreign Opportunities. The new shares you receive will have the same aggregate net asset value as your shares of International Strategies, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

It is anticipated that the Reorganization will offer you better operating efficiencies. Upon the reorganization of International Strategies into Foreign Opportunities, operating efficiencies may be achieved by Foreign Opportunities because it will have a greater level of assets. As of July 15, 2008, International Strategies’ net assets were approximately $73.6 million and Foreign Opportunities’ net assets were approximately $1.26 billion. It is believed that a larger, combined fund will have a greater likelihood of gaining additional assets, which may lead to greater economies of scale. Total gross fund operating expenses for the 12-month period ended March 31, 2008, for Class A and Class C shares of International Strategies are 1.62% and 2.37%, respectively, while current total gross operating expenses for the Class A and Class C shares of Foreign Opportunities are 1.40% and 2.15%, respectively.

After the Reorganization, the value of your shares will depend on the performance of Foreign Opportunities rather than that of International Strategies. The Board of Trustees of the Trust believes that the Reorganization will benefit both Funds and their respective shareholders. The costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, will be paid by International Strategies.

Both Funds declare and pay dividends from net investment income semiannually and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A and Class C shares of Foreign Opportunities or distributed in cash, if you have so elected.

The Trustees of the Trust, including the Trustees who are not “interested persons” as such term is defined in the 1940 Act (the “Disinterested Trustees”), have concluded that the Reorganization would be in the best interests of both Funds and their respective shareholders, and that the interests of the Funds’ existing shareholders will not be diluted as a result of the Reorganization.

Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A and Class C shares, as applicable, of Foreign Opportunities in the same manner as you did for your shares of International Strategies before the Reorganization. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

The investment objective and the investment strategies of the Funds are similar. The investment objective of each Fund is non-fundamental, which means that it may be changed by vote of the Trustees, without shareholder approval. In addition, no shareholder approval of the Reorganization is required where, as here, the investment objective of a selling fund (International Strategies) is not materially different from the investment objective of a surviving fund (Foreign Opportunities).

The following tables summarize a comparison of International Strategies and Foreign Opportunities with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to both Funds.

International Strategies
Investment Objective	High total return consistent with reasonable risk.
Principal Investment Strategies

Invests in a diversified portfolio consisting primarily of foreign equity securities with potential for growth of capital, income, or both. At any time the Fund may invest exclusively or primarily either for growth or income.

Under normal circumstances, invests at least 80% of its assets in the securities of foreign (non-U.S.) issuers, including those in emerging markets. At December 31, 2007 the Fund was invested in issuers representing approximately 30 different countries.

The Fund uses a multi-manager approach. One of the Subadvisers employs a core approach utilizing quantitative screening techniques to identify attractively valued securities. The other Subadviser invests in companies whose return on invested capital is expected to exceed their cost of capital, that enjoy significant competitive advantages, and that it believes have good earnings momentum.

The Fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different companies, but may from time to time, have more than 25% of its assets invested in any major industrial or developed country.

Does not emphasize companies of any particular size; however, at December 31, 2007 the Fund was invested in issuers with market capitalizations ranging from $407.7 million to $233.4 billion.

Foreign Opportunities
Investment Objective	Long-term capital appreciation.
Principal Investment Strategies

Invests in a diversified portfolio consisting primarily of foreign equity securities.

Under normal market conditions, invests at least 80% of its assets in the securities of foreign (non-U.S.), including those in emerging markets. At December 31, 2007 the Fund was invested in issuers representing approximately 16 different countries.

The Fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries.

Typically invests in medium to large capitalization issuers, but is not limited to companies of any particular size.

Invests in issuers with the potential for long-term capital appreciation using a “value” approach that emphasizes investments in companies the portfolio manager believes are undervalued.

Generally, uses a bottom-up stock and business analysis approach. The Subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

Seeks to achieve attractive absolute returns that exceed the “normalized risk- free” rate, defined as the rate of return available on long-term government securities of each country in which the Fund invests. The Subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.

The principal risks of investing in Foreign Opportunities are substantially similar to those of investing in International Strategies. They include:

•

Emerging market investing risk—Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called “ripple effect.”

•

Equity securities risk—Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Large market capitalization risk—Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Small and medium market capitalization risk—Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

•

Value stock risk—Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

•

Foreign investing risk—Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as less publicly available information about foreign countries political and economic instability within countries; differences in financial reporting standards and transaction settlement systems; the possibility of expropriation or confiscatory taxation; and changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tens to decrease in value which, in turn, may cause the value of your shares to decrease.

For International Strategies only:

•

Concentration Risk—To the extent the Fund invests 25% or more of its assets in a particular industrial or developed country, the Fund is more vulnerable to financial, economic or other political developments in that country. Additionally, to the extent the Fund concentrates its investments in a particular country, conditions that negatively impact that country will have a greater impact on the Fund as compared to a fund that cannot concentrate holdings in a particular country.

•

Growth stocks risk—Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

•

Multiple subadviser risk—The Fund employs multiple subadvisers. Each subadviser independently chooses and maintains a portfolio of securities for the Fund and each is responsible for investing a specific allocated portion of the Fund’s assets. Because each subadviser manages its allocated portion of the Fund independently from the other subadviser(s), the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a subadviser to another portion deems it appropriate to dispose of the security from that other portion. Because each subadviser directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other subadvisers, the Fund may incur higher brokerage costs than would be the case if a single subadviser were managing the entire Fund.

The Funds may invest all of their assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements as a temporary defensive strategy when adverse market conditions warrant doing so. This strategy would be employed only in seeking to avoid losses, and in such instances, a Fund may not achieve its investment objective.

For a detailed discussion of the Funds’ risks, see the section entitled “Risks” below.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Funds’ Prospectus and Statement of Additional Information.

Although International Strategies and Foreign Opportunities have similar investment objectives and strategies, certain securities held by International Strategies may be sold after the Reorganization in order to comply with the investment practices of Foreign Opportunities. For any such sales, the transaction costs will be borne by Foreign Opportunities. Such costs are ultimately borne by the Fund’s shareholders.

How do the Funds’ fees and expenses compare?

International Strategies currently offers two classes of shares (Class A and Class C). Class B shares were converted to Class A shares as of August 29, 2008. Foreign Opportunities offers Class A, Class C and Class I Shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A and Class C shares of each of the Funds. The table entitled “Foreign Opportunities Pro Forma” shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the Class A and Class C shares of International Strategies and Foreign Opportunities set forth in the following tables and in the examples are based on the expenses for the applicable fund for the twelve month period ended March 31, 2008. The amounts for Class A and Class C shares of Foreign Opportunities (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Foreign Opportunities would have been for the twelve month period ended March 31, 2008, assuming the Reorganization had taken place on April 1, 2007.

Shareholder Fees (fees paid directly from your investment)

	International Strategies Class A		Foreign Opportunities Class A		Foreign Opportunities (Pro Forma) Class A
Maximum Sales Charge (Load) Imposed on a Purchase (as a percentage of offering price)	5.75%		5.75%		5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	(1)	None	(1)	None	(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

Fees and Expenses (as a percentage of average daily net assets)

	International Strategies Class A	Foreign Opportunities Class A		Foreign Opportunities (Pro Forma) Class A
Management Fees	0.85%	0.85%		0.85%
Distribution and Shareholder Servicing (12b-1) Fees(2)	0.25%	0.25%		0.25%
Other Expenses(3)	0.49%	0.30%		0.30%
Total Annual Fund Operating Expenses	1.59%	1.40	%(4)	1.40	%(4)

Shareholder Fees (fees paid directly from your investment)

	International Strategies Class C		Foreign Opportunities Class C		Foreign Opportunities (Pro Forma) Class C
Maximum Sales Charge (Load) Imposed on a Purchase (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00	%(5)	1.00	%(5)	1.00	%(5)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

Fees and Expenses (as a percentage of average daily net assets)

	International Strategies Class C	Foreign Opportunities Class C		Foreign Opportunities (Pro Forma) Class C
Management Fees	0.85%	0.85%		0.85%
Distribution and Shareholder Servicing (12b-1) Fees(1)	1.00%	1.00%		1.00%
Other Expenses(2)	0.49%	0.30%		0.30%
Total Annual Fund Operating Expenses	2.34%	2.15	%(4)	2.15	%(4)

(1)	A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.
(2)	Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the FINRA.
(3)	Expenses have been restated to reflect current fee structures.
(4)	Actual Total Annual Fund Operating Expenses, after expense reimbursements, were 1.35% for Class A Shares and 2.10% for Class C Shares of Foreign Opportunities for the year ended March 31, 3008. The Adviser may recapture operating expenses reimbursed under an expense reimbursement arrangement previously in effect and made subsequent to August 23, 2007, for a period of three years following the end of the fiscal period in which such reimbursements occurred. Only expenses reimbursed to Foreign Opportunities may be recaptured.
(5)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only. For purposes of calculating the time period held, Class C Shares are considered purchased on the trade date.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Funds and Foreign Opportunities (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses

	International Strategies
	One Year	Three Years	Five Years	Ten Years
Class A	$730	$1,057	$1,406	$2,386

Class C	$340	$739	$1,265	$2,706

	Foreign Opportunities
	One Year	Three Years	Five Years	Ten Years
Class A	$709	$993	$1,297	$2,158

Class C	$318	$673	$1,154	$2,483

	Foreign Opportunities (Pro Forma)
	One Year	Three Years	Five Years	Ten Years
Class A	$709	$993	$1,297	$2,158

Class C	$318	$673	$1,154	$2,483

You would pay the following expenses if you did not redeem your shares:

	International Strategies
	One Year	Three Years	Five Years	Ten Years
Class C	$240	$739	$1,265	$2,706

	Foreign Opportunities
	One Year	Three Years	Five Years	Ten Years
Class C	$218	$673	$1,154	$2,483

	Foreign Opportunities(Pro Forma)
	One Year	Three Years	Five Years	Ten Years
Class C	$218	$673	$1,154	$2,483

How do the Funds’ performance records compare?

The following charts show how the Class A shares of International Strategies and Foreign Opportunities have performed in the past. In nine out of the last 10 calendar years, the Class A shares of Foreign Opportunities have outperformed the Class A shares of International Strategies. Also, the before-tax return for Class A shares of Foreign Opportunities were greater than the before-tax returns for Class A shares of International Strategies for the one-, five-, and 10-year periods as of December 31, 2007. Past performance, before and after taxes, is not an indication of future results.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss in each full calendar year for the Class A shares of International Strategies and Foreign Opportunities.

These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund’s return, as applicable, has varied from year-to-year. These charts include the effects of Fund expenses. Each Fund’s average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

International Strategies

High Quarter: 1st—1998     22.34%

Low Quarter: 3rd—2002     -21.88%

Year-to-date Performance (through June 30, 2008) is -10.93%

Foreign Opportunities

High Quarter: 4th—1999    34.02%

Low Quarter: 1st—2001    -18.82%

Year-to-date performance (through June 30, 2008) is -12.22%

The next set of tables lists the average annual total return by class of International Strategies and Foreign Opportunities for, as applicable, the past one, five and ten years and since inception (through December 31, 2007). The after-tax returns shown are for Class A shares of International Strategies and Foreign Opportunities; after-tax returns for Class C shares of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the periods ended 12/31/2007)(1)

International Strategies	1 Year Ended 12/31/07	5 Years Ended 12/31/07	10 Years Ended 12/31/07	Since Inception (Class C)
Class A shares
Return Before Taxes	3.38%	17.58%	6.54%	—
Return After Taxes on Distributions(2)	3.21%	17.31%	5.08%	—
Return After Taxes on Distributions and Sale of Fund Shares(2)	2.42%	15.48%	4.91%	—
Class C shares				3/30/99
Return Before Taxes	8.83%	18.13%	—	4.65%
S&P 500® Index(3)	5.49%	12.83%	5.92%	3.05%
MSCI EAFE® Index(4)	11.63%	22.08%	9.04%	7.90%

Foreign Opportunities	1 Year Ended 12/31/07	5 Years Ended 12/31/07	10 Years Ended 12/31/07	Since Inception (Class C)
Class A shares
Return Before Taxes	12.12%	23.00%	9.83%	—
Return After Taxes on Distributions(2)	11.51%	22.20%	8.75%	—
Return After Taxes on Distributions and Sale of Fund Shares(2)	8.25%	20.20%	8.19%
Class C shares				10/10/03
Return Before Taxes	18.07%	—	—	23.78%
S&P 500® Index(3)	5.49%	8.62%	12.83%	11.13%
Morgan Stanley Capital International EAFE® Index (Net)(5)	11.17%	16.83%	21.59%	19.31%

(1)	Each Fund’s average annual returns in the tables above reflect the deduction of the maximum sales charge for an investment in the Fund’s Class A shares and a full redemption in the Fund’s Class C shares.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(4)

The MSCI EAFE® Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(5)

The MSCI EAFE® Index (Net) is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore,its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

For a detailed discussion of the manner of calculating total return, please see the Funds’ Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about Foreign Opportunities is also contained in management’s discussion of Foreign Opportunities’ performance, which appears in the most recent Annual Report of the Trust relating to Foreign Opportunities.

Who will be the Adviser and Subadviser of my Fund after the Reorganization? What will the advisory and subadvisory fees be after the Reorganization?

Management of the Funds

The overall management of both Funds is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

Adviser

Phoenix Investment Counsel, Inc. (the “Adviser” or “PIC”) is the investment adviser for Foreign Opportunities and is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s Subadviser and recommending its hiring, termination and replacement.

Facts about the Adviser:

•	The Adviser is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment adviser for over 70 years.

•	The Adviser acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients, with assets under management of approximately $1.5 billion as of June 30, 2008.

•	The Adviser is located at 56 Prospect Street, Hartford, Connecticut 06115.

Subadviser

Vontobel Asset Management, Inc. (the “Subadviser”) is the investment subadviser to Foreign Opportunities. Pursuant to the Subadvisory Agreement with the Adviser, the Subadviser is responsible for the day-to-day management of the Fund’s portfolio.

Facts about the Subadviser:

•	The Subadviser is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company having its registered offices in Zurich, Switzerland.

•	The Subadviser has been an investment adviser since 1990 and had approximately $8.6 billion in assets under management as of June 30, 2008.

•	The Subadviser is located at 1540 Broadway, 38th Floor, New York, NY 10036.

Foreign Opportunities and the Adviser have received an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

Rajiv Jain is a Senior Vice President and Managing Director of Vontobel and Portfolio Manager of the Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and associate manager of its international equity portfolios. Mr. Jain has been the portfolio manager of the Fund (or its predecessor) since February 2002.

Please refer to the Statement of Additional Information for additional information about Foreign Opportunities’ portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of Foreign Opportunities.

Advisory Fees

For its management and supervision of the daily business affairs of Foreign Opportunities, the Adviser is entitled to receive a monthly fee that is accrued daily against the value of Foreign Opportunities’ net assets at the annual rate of 0.85%.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to Foreign Opportunities. The Fund does not pay a fee to the Subadviser. The Adviser pays the Subadviser a subadvisory fee calculated at the annual rate of 0.425% of the Fund’s average daily net assets.

What will be the primary federal tax consequences of the Reorganization?

Prior to or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization contemplated by the Plan shall, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that each Fund will be a “party to a reorganization,” within the meaning of section 368(b) of the Code.

As a result, for federal income tax purposes, no gain or loss will be recognized by International Strategies or its shareholders as a result of receiving shares of Foreign Opportunities in connection with the Reorganization. The aggregate tax basis and holding period of the shares of Foreign Opportunities that are received by the shareholders of International Strategies will be the same as the aggregate tax basis and holding period of the shares of International Strategies previously held by such shareholders, provided that such shares of International Strategies are held as capital assets. In addition, no gain or loss will be recognized by Foreign Opportunities upon the receipt of the assets of International Strategies in exchange for shares of Foreign Opportunities and the assumption by Foreign Opportunities of International Strategies’ liabilities, and the holding period and tax basis of the assets of International Strategies in the hands of Foreign Opportunities as a result of the Reorganization will be the same as in the hands of International Strategies immediately prior to the Reorganization.

RISKS

Are the risk factors for the Funds similar?

Yes. The primary risk factors are substantially similar due to the similar investment objectives and the similar investment styles of the Funds. The risks of Foreign Opportunities are described in greater detail in that Fund’s Prospectus.

What are the primary risks of investing in each Fund?

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.

Each of the Funds is subject to Emerging Market Investing Risk.

International Strategies	May invest in issuers located in emerging market countries.

Foreign Opportunities	Invests in issuers in emerging market countries.

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called “ripple effect.”

Each of the Funds is subject to Equity Securities Risk.

International Strategies	Under normal circumstances, invests primarily in equity securities of foreign (non- U.S.) issuers.

Foreign Opportunities	Under normal circumstances, invests primarily in equity securities of issuers located outside the U.S.

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

Each of the Funds is subject to Large Market Capitalization Risk.

International Strategies	Does not emphasize companies of any particular size.

Foreign Opportunities	Invests principally in medium to large capitalization companies.

Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Each of the Funds is subject to Value Stock Risk.

International Strategies	Employs a value approach, utilizing quantitative screening to identify attractively valued securities.

Foreign Opportunities	Invests in issuers with the potential for long-term capital appreciation using a “value” approach.

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. A Fund may also employ a combination of styles that impact its risk characteristics. An example of a different investment style includes value investing. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value-oriented funds will typically underperform when growth investing is in favor.

Each of the Funds is subject to Foreign Investing Risk.

International Strategies	Invests primarily in securities of foreign (non-U.S.) issuers.

Foreign Opportunities	Invests primarily in equity securities of issuers located outside the U.S.

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as less publicly available information about foreign countries political and economic instability within countries; differences in financial reporting standards and transaction settlement systems; the possibility of expropriation or confiscatory taxation; and changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tens to decrease in value which, in turn, may cause the value of your shares to decrease.

Each of the Funds is subject to Small and Medium Market Capitalization Risk.

International Strategies	Does not emphasize companies of any particular size.

Foreign Opportunities	Invests principally in medium to large capitalization companies.

Investments in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Are there any other risks of investing in the Funds?

International Strategies is subject to Concentration Risk, Growth Stocks Risk and Multiple Subadviser Risk.

Concentration Risk

To the extent the Fund invests 25% or more of its assets in a particular industrial or developed country, the Fund is more vulnerable to financial, economic or other political developments in that country. Additionally, to the extent the Fund concentrates its investments in a particular country, conditions that negatively impact that country will have a greater impact on the Fund as compared to a fund that cannot concentrate holdings in a particular country.

Growth Stocks Risk

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

Multiple Subadviser Risk

The Fund employs multiple subadvisers. Each subadviser independently chooses and maintains a portfolio of securities for the Fund and each is responsible for investing a specific allocated portion of the Fund’s assets. Because each subadviser manages its allocated portion of the Fund independently from the other subadviser(s), the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a subadviser to another portion deems it appropriate to dispose of the security from that other portion. Because each subadviser directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other subadvisers, the Fund may incur higher brokerage costs than would be the case if a single subadviser were managing the entire Fund.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

Both Funds have similar investment objectives. The Reorganization will allow shareholders of International Strategies to own a fund that is similar in style, and with a greater amount of assets. The Reorganization could create better efficiencies for the portfolio management team and perhaps lower expenses for Foreign Opportunities, which could benefit shareholders of International Strategies.

At a Board meeting held on June 4, 2008, the Board of Trustees of the Trust, on behalf of International Strategies, considered and unanimously approved the Reorganization. They determined that the Reorganization was in the best interests of International Strategies and its shareholders, and that the interests of the existing shareholders of International Strategies would not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Board of Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the Reorganization. The Board of Trustees noted that Foreign Opportunities has a similar investment objective as International Strategies and its performance for the year-to-date and the one-, three-, five-, and ten-year periods ended December 31, 2007 exceeded that of International Strategies. In addition, total fund operating expenses for Foreign Opportunities are lower than the current gross fund operating expenses for International Strategies.

The Board of Trustees considered the relative asset size of each Fund, including the benefits of creating an entity with a higher combined level of assets.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•	the fact that the management fee and total expenses of Foreign Opportunities would be less than those of International Strategies on a pro forma basis;

•	the fact that International Strategies and Foreign Opportunities have similar investment objectives and similar principal investment strategies;

•	the fact that the International Strategies will bear the expenses incurred by the Funds in connection with the Reorganization;

•	the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds;

•	the fact that Foreign Opportunities would assume all of the liabilities of International Strategies;

•	the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

•	alternatives available to shareholders of International Strategies, including the ability to redeem their shares.

During their consideration of the Reorganization, the Board of Trustees of the Trust met with counsel for the Disinterested Trustees regarding the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits would in fact be realized, the Board of Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of International Strategies and its shareholders. Consequently, they unanimously approved the Plan.

The Board of Trustees of the Trust has also unanimously approved the Plan on behalf of Foreign Opportunities.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

The Plan provides that all of the assets of International Strategies will be acquired by Foreign Opportunities in exchange for Class A and Class C shares of Foreign Opportunities and the assumption by Foreign Opportunities of all of the liabilities of International Strategies on or about September 12, 2008, or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, International Strategies will endeavor to discharge all of its known liabilities and obligations. International Strategies will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

At or prior to the Closing Date, International Strategies will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund’s net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional shares of each class of Foreign Opportunities to be received by the shareholders of International Strategies will be determined by multiplying the respective outstanding class of shares of International Strategies by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of International Strategies by the net asset value per share of the respective class of shares of Foreign Opportunities. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

Phoenix Equity Planning Corporation (“PEPCO”), the administrator for both Funds, will compute the value of each Fund’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of the Funds, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

Immediately after the transfer of its assets to Foreign Opportunities, International Strategies will liquidate and distribute pro rata to its shareholders as of the close of business on the Closing Date the full and fractional shares of Foreign Opportunities received by International Strategies. The liquidation and distribution will be accomplished by the establishment of accounts in the names of International Strategies’ shareholders on Foreign Opportunities’ share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Foreign Opportunities due to International Strategies’ shareholders. All issued and outstanding shares of International Strategies will be canceled. The shares of Foreign Opportunities to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, International Strategies will be terminated.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, accuracy of various representations and warranties and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of the Funds; (b) by either Fund if the Reorganization has not occurred on or before November 30, 2008 or (c) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

If the Reorganization is not consummated, PIC will pay the expenses incurred by the Funds in connection with the Reorganization. In such event, no portion of the expenses will be borne directly or indirectly by International Strategies, Foreign Opportunities or their shareholders.

If the Reorganization is not consummated, the Board of Trustees of the Trust will consider other possible courses of action which may be in the best interests of International Strategies’ shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, International Strategies and Foreign Opportunities will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan will, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Code, and that International Strategies and Foreign Opportunities each will be a “party to a reorganization,” within the meaning of section 368 (b) of the Code.

As a result:

1.	No gain or loss will be recognized by Foreign Opportunities upon the receipt of the assets of International Strategies solely in exchange for the shares of Foreign Opportunities and the assumption by Foreign Opportunities of the liabilities of International Strategies;

2.	No gain or loss will be recognized by International Strategies on the transfer of its assets to Foreign Opportunities in exchange for Foreign Opportunities’ shares and the assumption by Foreign Opportunities of the liabilities of International Strategies or upon the distribution of Foreign Opportunities’ shares to International Strategies’ shareholders in exchange for their shares of International Strategies;

3.	No gain or loss will be recognized by International Strategies’ shareholders upon the exchange of their shares of International Strategies for shares of Foreign Opportunities in liquidation of International Strategies;

4.	The aggregate tax basis of the shares of Foreign Opportunities received by each shareholder of International Strategies pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of International Strategies held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Foreign Opportunities received by each shareholder of International Strategies will include the period during which the shares of International Strategies exchanged therefor were held by such shareholder (provided that the shares of International Strategies are held as capital assets on the date of the Reorganization); and

5.	The tax basis of the assets of International Strategies acquired by Foreign Opportunities will be the same as the tax basis of such assets to International Strategies immediately prior to the Reorganization, and the holding period of such assets in the hands of Foreign Opportunities will include the period during which the assets were held by International Strategies.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, International Strategies would recognize gain or loss on the transfer of its assets to Foreign Opportunities and each shareholder of International Strategies would recognize a taxable gain or loss equal to the difference between its tax basis in its International Strategies shares and the fair market value of the shares of Foreign Opportunities it received.

Pro-forma Capitalization

The following table sets forth the capitalization of International Strategies and Foreign Opportunities as of March 31, 2008, and the capitalization of Foreign Opportunities on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately [    ] Class A shares and [    ] Class C shares of Foreign Opportunities for each Class A and Class C share, respectively, of International Strategies.

Capitalization of International Strategies, Foreign Opportunities and

Foreign Opportunities (Pro Forma)*

	International Strategies	Foreign Opportunities	Adjustments	Foreign Opportunities Pro-forma (After Reorganization)
Net Assets
Class A	$78,270,563	$742,514,755	$4,450,997	$825,236,315
Class B**	4,450,997	—	(4,450,997)	0
Class C	2,079,622	120,986,732	—	123,066,354
Class I	—	429,366,900	—	429,366,900
Total Net Assets	$84,801,183	$1,292,868,386	—	$1,377,669,569
Net Asset Value Per Share
Class A	$13.52	$25.71		$25.71
Class B**	$12.37
Class C	$12.32	$25.47		$25.47
Class I		$25.74		$25.74
Shares Outstanding
Class A	5,789,393	28,880,336	(2,571,907)	32,097,822
Class B**	359,924	—	(359,924)	—
Class C	168,754	4,749,503	(87,104)	4,831,153
Class I	—	16,683,648	0	16,683,648
Total Shares Outstanding***	6,318,071	50,313,487	(3,018,935)	53,612,623
*	Table reflects $45,000 of estimated merger expenses.
**	As of August 29, 2008 all Class B shares were converted to Class A shares.
***	Reflects change in shares outstanding due to reduction of Class A and Class C shares of Foreign Opportunities in exchange for Class A and Class C shares, respectively, of International Strategies based on the net asset value of Foreign Opportunities’ Class A and Class C shares, respectively, at March 31, 2008.

The table set forth above should not be relied upon to calculate the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Distribution of Shares

PEPCO, an affiliate of The Phoenix Companies, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds’ shares. PEPCO distributes the Funds’ shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Each class of shares of the Funds has a separate distribution arrangement and bears its own distribution expenses, if any.

In the proposed Reorganization, shareholders of International Strategies owning Class A or Class C shares will receive Class A or Class C shares, respectively, of Foreign Opportunities. Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if the shares are redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. If you acquire Class A shares of Foreign Opportunities as a result of the Reorganization, you will continue to be subject to a deferred sales charge upon subsequent redemption to the same extent as if you had continued to hold your shares of International Strategies. Class A shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class A shares of the Funds under which the applicable Fund may pay a service fee at an annual rate which may not exceed 0.25% of average daily net assets attributable to the Class.

Class C shares are sold without a front-end sales charge and are subject to a 1.00% contingent deferred sale charge (“CDSC”) if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Foreign Opportunities will be added to the length of time you held shares in International Strategies. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of International Strategies. Class C shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class C shares of the Funds under which the applicable Fund may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class. Class C shares issued to shareholders of International Strategies in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A and Class C shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to Foreign Opportunities.

Purchase and Redemption Procedures

Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements, see “Your Account” and “How to Buy Shares” in the Funds’ Prospectus. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, is contained in the Funds’ Prospectus. Each Fund may involuntarily redeem shareholders’ accounts that have a balance below $200, subject to sixty-days written notice. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

International Strategies and Foreign Opportunities currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix Funds.

On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds’ exchange privileges is contained in the Funds’ Prospectus.

Dividend Policy

The Funds distribute net investment income semiannually. Both Funds distribute net realized capital gains, if any, at least annually.

All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds’ Prospectus for further information concerning dividends and distributions.

Each Fund has qualified, and Foreign Opportunities intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Both Funds are diversified series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act and organized as a Delaware statutory trust. The Trust is governed by its Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws, as amended, a Board of Trustees, and applicable Delaware law. The Trust is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust currently consist of International Strategies, Foreign Opportunities and 17 other mutual funds.

Capitalization

The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $1.00 par value, of one or more series. The Declaration of Trust of each entity permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Trust’s Declaration of Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

The Trust, on behalf of either Fund, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Currently, the Trust does not intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the Declaration of Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

The Trust’s Declaration of Trust, provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Fund or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Fund, or a class of shares upon written notice to the shareholders.

Liquidation

In the event of the liquidation of the Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Fund or attributable to the class over the liabilities belonging to the Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of a class of the Fund held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Trust’s Declaration of Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of the Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, “disabling conduct”) or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to the Trust or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. The Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of the Trust and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

Shareholder Information

As of [                    ], 2008, the total number of shares of International Strategies outstanding was as follows:

Number of Shares
Class A
Class B
Class C
Total

As of [                    ], the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of International Strategies.

As of [                    ], the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Foreign Opportunities.

Control Persons and Principal Holders of Securities

The beneficial owners or record owners of more than 5% of the shares of International Strategies and Foreign Opportunities as of [                    ], were as follows:

Foreign Opportunities

Name and Address	Class	No. of Shares	% of Shares of Portfolio Before Reorganization	% of Shares of Portfolio After Reorganization

International Strategies

Name and Address	Class	No. of Shares	% of Shares of Portfolio Before Reorganization	% of Shares of Portfolio After Reorganization

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Trust relating to both Funds, for the fiscal year ended as of September 30, 2007, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The unaudited Semi-Annual Report of both Funds for the six month period ended March  31, 2008 has also been incorporated by reference herein.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Foreign Opportunities will be passed upon by Kevin J. Carr, Esq., Vice President and Counsel, The Phoenix Companies, Inc.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604 and the SEC’s New York Regional office located at 3 World Financial Center, Suite 400, New York, New York 10281. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

September     , 2008

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 4th day of June, 2008, by Phoenix Opportunities Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Foreign Opportunities Fund (the “Acquiring Fund”), a separate series of the Trust, and Phoenix International Strategies Fund (the “Acquired Fund”), a separate series of the Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

The Acquired Fund and the Acquiring Fund are separate series of the Trust, which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSACTION

1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by the Trust’s Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquired Fund.

2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust’s Board of Trustees which shall be described in the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4 Phoenix Equity Planning Corporation (“PEPCO”) shall make all computations of value, in its capacity as administrator for the Trust.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be September 12, 2008, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06115-0480 or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund’s Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 The Trust shall direct PEPCO (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) to own all of its assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The unaudited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at March 31, 2008 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since March 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust’s Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(h) The unaudited financial statements of the Acquiring Fund at March 31, 2008 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(i) Since March 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED FUND

5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

5.2 If necessary, the Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares.

5.5 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.	COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.4 The registration statement on Form N-14 (the “Registration Statement”) which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2 The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

8.3. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote, if necessary, of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Declaration of Trust, applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, may not waive the conditions set forth in this paragraph 9.1;

9.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust and the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.5 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 9.5.

10.	BROKERAGE FEES AND EXPENSES

10.1 The Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The expenses relating to the proposed Reorganization will be borne by the Acquired Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund’s prospectus, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.3 In the event the transactions contemplated by this Agreement are not consummated, then Phoenix Investment Counsel, Inc. agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust has not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before November 30, 2008 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their respective Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Trust may not waive the condition set forth in paragraph 9.5.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Trust and the Trust; provided, however, that following any necessary meeting of the shareholders of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Secretary, Phoenix Funds, One American Row, P.O. Box 5056, Hartford, CT 06102.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.

16.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquiring Fund as provided in the Declaration of Trust of the Acquiring Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary, all as of the date first written above.

Attest:		PHOENIX OPPORTUNITIES TRUST, on behalf of its series Phoenix International Strategies Fund

By:
Name:	Kevin J. Carr	Name:	Nancy G. Curtiss
Title:	Vice President, Chief Legal Officer, Counsel and Secretary	Title:	Senior Vice President

Attest:		PHOENIX OPPORTUNITIES TRUST, on behalf of its series Phoenix Foreign Opportunities Fund

By:
Name:	Kevin J. Carr	Name:	Nancy G. Curtiss
Title:	Vice President, Chief Legal Officer, Counsel and Secretary	Title:	Senior Vice President

Agreed and accepted as to paragraph 10.3 only:

Attest:		PHOENIX INVESTMENT COUNSEL, INC.

By:
Name:	Kevin J. Carr	Name:	John H. Beers
Title:	Vice President and Assistant Clerk	Title:	Vice President and Clerk

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets of

PHOENIX INTERNATIONAL STRATEGIES FUND

a series of

PHOENIX OPPORTUNITIES TRUST

c/o Phoenix Equity Planning Corporation

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

By and In Exchange For Shares of

PHOENIX FOREIGN OPPORTUNITIES FUND

a series of

PHOENIX OPPORTUNITIES TRUST

c/o Phoenix Equity Planning Corporation

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

This Statement of Additional Information, dated September         , 2008, relating specifically to the proposed transfer of the assets and liabilities of Phoenix International Strategies Fund (“International Strategies”), a series of Phoenix Opportunities Trust (the “Trust”), to the Phoenix Foreign Opportunities Fund (“Foreign Opportunities”), a separate series of the Trust, in exchange for Class A and Class C shares of beneficial interest, $1.00 par value, of Foreign Opportunities (to be issued to holders of shares of International Strategies), consists of the information set forth below pertaining to International Strategies and Foreign Opportunities and the following described documents, each of which is incorporated by reference herein:

(1)	The Statement of Additional Information of both International Strategies and Foreign Opportunities, dated January 31, 2008, as supplemented;

(2)	Annual Report of International Strategies for the fiscal year ended September 30, 2007;

(3)	Annual Report of Foreign Opportunities for the fiscal year ended September 30, 2007;

(4)	Semi-Annual Report of International Strategies for the six-month period ended March 31, 2008; and

(5)	Semi-Annual Report of Foreign Opportunities for the six-month period ended March 31, 2008.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of International Strategies and Foreign Opportunities, dated September         , 2008. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

PHOENIX OPPORTUNITIES TRUST

PART C—OTHER INFORMATION

Item 15.	Indemnification

The Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, and the Amended and Restated By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties. The Amended and Restated Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract, and Amended and Restated Transfer Agency and Service Agreement each provides that the Registrant will indemnify the other party (or parties as the case may be) to the agreement for certain losses.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

1(a).	Amended and Restated Agreement and Declaration of Trust of Registrant dated March 1, 2001, filed via EDGAR with Post-Effective Amendment No. 12 (File No. 033-65137) on January 25, 2002 and incorporated herein by reference.

1(b).	Amendment to the Declaration of Trust of the Registrant, dated November 16, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

2(a).	Amended and Restated By-Laws of Registrant dated November 16, 2005, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

2(b).	Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

3.	Reference is made to Registrant’s Agreement and Declaration of Trust. See Exhibit 1.

4.	Form of Agreement and Plan of Reorganization. Exhibit A to the Prospectus/Information Statement contained in Part A of this Registration Statement.

5.	None other than as set forth in Exhibits 1 and 2.

6(a).	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Phoenix Bond Fund, and Phoenix Investment Counsel, Inc. (“PIC”) effective November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

6(b).	Amendment to Amended and Restated Investment Advisory Agreement between Registrant and PIC dated June 8, 2006, on behalf of Growth Opportunities Fund, filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-65137) on June 9, 2006, and incorporated herein by reference.

6(c).	Second Amendment to Amended and Restated Investment Advisory Agreement, dated June 27, 2007, on behalf of Phoenix CA-Tax Exempt Bond Fund, Phoenix Core Bond Fund, Phoenix Global Utilities Fund, Phoenix High Yield Fund, Phoenix Market Neutral Fund, Phoenix Money Market Fund, Phoenix Multi-Sector Fixed Income Fund, Phoenix Multi-Sector Short Term Bond Fund and Phoenix Real Estate Securities Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

6(d).	Third Amendment to Amended and Restated Investment Advisory Agreement between Registrant and PIC dated September 24, 2007, on behalf of Phoenix Diversifier PHOLIO, Phoenix Foreign Opportunities Fund, Phoenix International Real Estate Securities Fund, Phoenix International Strategies Fund, Phoenix Wealth Accumulator PHOLIO, Phoenix Wealth Builder PHOLIO, Phoenix Wealth Guardian PHOLIO and Phoenix Worldwide Strategies Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

6(e).	Subadvisory Agreement between PIC and Acadian Asset Management, Inc. (“Acadian”) dated September 24, 2007, on behalf of Phoenix International Strategies Fund and Phoenix Worldwide Strategies Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

6(f).	Subadvisory Agreement between PIC and Vontobel Asset Management, Inc. (“Vontobel”) dated September 24, 2007, on behalf of Phoenix Foreign Opportunities Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

6(g).	Subadvisory Agreement between PIC and New Star Institutional Managers Limited (“New Star”) dated September 24, 2007, on behalf of Phoenix International Strategies Fund and Phoenix Worldwide Strategies Fund, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

7(a).	Underwriting Agreement between Phoenix Equity Planning Corporation (“PEPCO”) and Registrant dated July 1, 1998 and filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference. A Form of Underwriting Agreement between PEPCO and Registrant was previously filed via EDGAR with Post-Effective Amendment No. 5 (File No. 033-65137) on May 20, 1998 and incorporated herein by reference.

7(b).	Form of Sales Agreement between PEPCO and dealers (February 2008), filed via EDGAR with Registration Statement on Form N-14 (File No. 333-149560) on March 5, 2008 and incorporated herein by reference.

8.	None.

9(a).	Master Custodian Contract between Registrant and State Street Bank and Trust Company (“State Street”) dated May 1, 1997, filed via EDGAR with Post-Effective Amendment No. 8 (File No. 033-65137) on January 24, 2000 and incorporated herein by reference.

9(b).	Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

9(c).	Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

9(d).	Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

10(a).	Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

10(b).	Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

10(c).	Amendment to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

10(d).	Amendment to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

10(e).	Amendment No. 2 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 24, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

10(f).	Amendment No. 2 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective September 24, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

10(g).	Amendment No. 3 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective October 1, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

10(h).	Amendment No. 3 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective October 1, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

10(i).	Amendment No. 4 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 31, 2008, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

10(j).	Amendment No. 4 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 31, 2008, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

10(k).	2007 Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective as of July 13, 2007, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

11.	Opinion and consent of Kevin J. Carr, Esq. Filed herewith.

12.	Tax opinion and consent of McDermott Will & Emery LLP. To be filed by amendment.

13(a).	Amended and Restated Transfer Agency and Service Agreement between the Phoenix Funds and PEPCO dated July 1, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

13(b).	Administration Agreement between Registrant and PEPCO dated July 1, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

13(c).	First Amendment to Administration Agreement between Registrant and PEPCO effective November 15, 2007 filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

13(d).	Amendment to Schedule A of Administration Agreement between Registrant and PEPCO effective June 27, 2007, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

13(e).	Second Amendment to Schedule A of Administration Agreement between Registrant and PEPCO effective September 24, 2007, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

13(f).	Third Amendment to Schedule A of Administration Agreement between Registrant and PEPCO effective October 1, 2007, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

13(g).	Fourth Amendment to Schedule A of Administration Agreement between Registrant and PEPCO effective January 31, 2008, via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

13(h).	Fifth Amendment to Schedule A of Administration Agreement between Registrant and PEPCO effective March 10, 2008. Filed herewith.

13(i).	Fifth Amended and Restated Expense Limitation Agreement between Registrant and PIC effective January 31, 2008, on behalf of Phoenix Bond Fund, Phoenix CA Tax-Exempt-Bond Fund, Phoenix Diversifier PHOLIO, Phoenix Foreign Opportunities Fund, Phoenix Global Utilities Fund, Phoenix Growth Opportunities Fund, Phoenix International Real Estate Securities Fund, Phoenix Market Neutral Fund, Phoenix Real Estate Securities Fund, Phoenix Senior Floating Rate Fund, Phoenix Wealth Accumulator PHOLIO, Phoenix Wealth Builder PHOLIO and Phoenix Wealth Guardian PHOLIO, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

14.	Consent of PricewaterhouseCoopers LLP with respect to Phoenix International Strategies Fund and Phoenix Foreign Opportunities Fund of the Registrant. Filed herewith.

15.	Not applicable.

16.	Power of Attorney for Dr. Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates, Richard E. Segerson, Ferdinand L. J. Verdonck and George R. Aylward. Filed herewith.

17.	Not applicable.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the required tax opinion referenced in Exhibit 12.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form N-14 has been signed on behalf of the Registrant, in the City of Hartford and the State of Connecticut on the 31st day of July, 2008.

PHOENIX OPPORTUNITIES TRUST

By:	/s/ George R. Aylward
Name:	George R. Aylward
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form N-14 has been signed below by the following persons in the capacities indicated on the 31st day of July, 2008.

Signatures	Title

/s/ George R. Aylward George R. Aylward	President (Principal Executive Officer) and Trustee

/s/ W. Patrick Bradley W. Patrick Bradley	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

/s/ Dr. Leroy Keith, Jr. Dr. Leroy Keith, Jr.*	Trustee

/s/ Philip R. McLoughlin Philip R. McLoughlin*	Chairman

/s/ Geraldine M. McNamara Geraldine M. McNamara*	Trustee

/s/ James M. Oates James M. Oates*	Trustee

/s/ Richard E. Segerson Richard E. Segerson*	Trustee

/s/ Ferdinand L. J. Verdonck Ferdinand L.J. Verdonck*	Trustee

* By:	/s/ George R. Aylward
George R. Aylward

Attorney-in-fact, pursuant to powers of attorney.

Exhibits

11.	Opinion and consent of Kevin J. Carr, Esq.

13(h).	Fifth Amendment to Schedule A of Administration Agreement between Registrant and PEPCO effective March 10, 2008.

14.	Consent of PricewaterhouseCoopers LLP with respect to Phoenix International Strategies Fund and Phoenix Foreign Opportunities Fund of the Registrant.

16.	Power of Attorney for Dr. Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates, Richard E. Segerson, Ferdinand L. J. Verdonck and George R. Aylward.